Exhibit 99.1

UNITED STATES OF AMERICA

BEFORE THE

BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

WASHINGTON, D.C.

Written Agreement by and among
Docket No. 12-048-WA/RB-HC
PNBK SPONSOR LLC
Stamford, Connecticut

PNBK INVESTMENT PARTNERS LLC
Stamford, Connecticut

PNBK HOLDINGS LLC
Stamford, Connecticut

PATRIOT NATIONAL BANCORP, INC.
Stamford, Connecticut

and

FEDERAL RESERVE BANK OF
NEW YORK, NEW YORK
New York, New York

WHEREAS, PNBK Sponsor LLC, Stamford, Connecticut (“Sponsor”) is a registered bank holding company that controls PNBK Investment Partners LLC, Stamford, Connecticut (“Partners”), a registered bank holding company, and PNBK Holdings LLC, Stamford, Connecticut (“Holdings”), a registered bank holding company, that own and control Patriot National Bancorp, Inc., Stamford, Connecticut (“Bancorp”), a registered bank holding company that owns and controls Patriot National Bank, Stamford, Connecticut (the “Bank”), and a nonbank subsidiary;

WHEREAS, Bancorp was under a Written Agreement by and between Bancorp and the Federal Reserve Bank of New York (the “Reserve Bank”) dated June 2, 2010 (“Original Written Agreement”);

WHEREAS, Sponsor, Partners, and Holdings (collectively, the “Companies”) acquired Bancorp, and, continue to take steps to address deficiencies in Bancorp’s operations, which were identified by the Reserve Bank and addressed in the Original Written Agreement, by taking steps to enhance and improve Bancorp’s policies and procedures for compliance with all applicable laws, regulations, and guidelines;

WHEREAS, it is the common goal of the Companies, Bancorp, and the Reserve Bank to maintain the financial soundness of Bancorp so that Bancorp and the Companies may serve as a source of strength to the Bank;

WHEREAS, Bancorp, the Companies, and the Reserve Bank have mutually agreed to enter into this Written Agreement (the “Agreement”) to supersede the Original Written Agreement;

WHEREAS, on July 24, 2012, the managers of Sponsor, Partners, and Holdings, and the board of directors of Bancorp, at duly constituted meetings, adopted resolutions authorizing and directing Michael Carrazza to enter into this Agreement, and consenting to compliance with each and every applicable provision of this Agreement by Sponsor, Partners, Holdings, Bancorp and their respective institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the “FDI Act”) (12 U.S.C. §§ 1813(u) and 1818(b)(3)).

NOW, THEREFORE, Sponsor, Partners, Holdings, Bancorp, and the Reserve Bank agree as follows:

Source of Strength

1. The managing directors of the Companies and the board of directors of Bancorp shall take appropriate steps to fully utilize the Companies’ and Bancorp’s financial and managerial resources, pursuant to section 38A of the FDI Act (12 U.S.C. § 1831o-1 and section 225.4 (a) of Regulation Y of the Board of Governors of the Federal Reserve System (the “Board of Governors”) (12 C.F.R. § 225.4(a)), to serve as a source of strength to the Bank including, but not limited to, taking steps to ensure that the Bank complies with the Formal Agreement entered into with the Office of the Comptroller of the Currency on February 9, 2009, and any other supervisory action taken by the Bank’s federal regulator.

Dividends and Distributions

2. (a) Bancorp shall not declare or pay any dividends and Bancorp and the Companies shall not make any other distributions without the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation of the Board of Governors (the “Director”).

(b) Bancorp and the Companies shall not directly or indirectly take dividends or any other form of payment representing a reduction in capital from the Bank without the prior written approval of the Reserve Bank.

(c) Bancorp, the Companies, and the nonbank subsidiary shall not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the Reserve Bank and the Director.

(d) Bancorp and the Companies shall not make any payments to the Companies, without the prior written approval of the Reserve Bank.

(e) All requests for prior approval shall be received by the Reserve Bank at least 30 days prior to the proposed dividend declaration date, proposed distribution on subordinated debentures, required notice of deferral on trust preferred securities, or other proposed distribution or payment. All requests shall contain, at a minimum, current and projected information, as applicable, on the Companies’, or Bancorp’s capital, earnings, and cash flow; the Bank’s capital, asset quality, earnings, and allowance for loan and lease losses; and identification of the sources of funds for the proposed payment or distribution. For requests to declare or pay dividends, Bancorp must also demonstrate that the requested declaration or payment of dividends is consistent with the Board of Governors’ Policy Statement on the Payment of Cash Dividends by State Member Banks and Bank Holding Companies, dated November 14, 1985 (Federal Reserve Regulatory Service, 4-877 at page 4-323).

Capital Plan

3. Within 60 days of this Agreement, Bancorp shall submit to the Reserve Bank an acceptable written plan to maintain sufficient capital at Bancorp on a consolidated basis. The plan shall, at a minimum, address, consider, and include:

(a) The consolidated organization’s and the Bank’s current and future capital requirements, including compliance with the Capital Adequacy Guidelines for Bank Holding Companies: Risk-Based Measure and Tier 1 Leverage Measure, Appendices A and D of Regulation Y of the Board of Governors (12 C.F.R. Part 225, App. A and D) and the applicable capital adequacy guidelines for the Bank issued by the Bank’s federal regulator;

(b) the adequacy of the Bank’s capital, taking into account the volume of classified credits, its risk profile, the adequacy of the allowance for loan and lease losses, current and projected asset growth, and projected earnings;

(c) the source and timing of additional funds necessary to fulfill the consolidated organization’s and the Bank’s future capital requirements;

(d) supervisory requests for additional capital at the Bank or the requirements of any supervisory action imposed on the Bank by its federal regulator; and

(e) the requirements of section 38A of the FDI Act and section 225.4(a) of Regulation Y of the Board of Governors that Bancorp serve as a source of strength to the Bank.

4. Bancorp shall notify the Reserve Bank, in writing, no more than 30 days after the end of any quarter in which any of Bancorp’s capital ratios fall below the approved plan’s minimum ratios. Together with the notification, Bancorp shall submit an acceptable written plan that details the steps that Bancorp will take to increase Bancorp’s capital ratios to or above the approved plan’s minimums.

Debt and Stock Redemption

5. (a) Bancorp, the Companies, and any nonbank subsidiary shall not, directly or indirectly, incur, increase, or guarantee any debt without the prior written approval of the Reserve Bank. All requests for prior written approval shall contain, but not be limited to, a statement regarding the purpose of the debt, the terms of the debt, and the planned source(s) for debt repayment, and an analysis of the cash flow resources available to meet such debt repayment.

(b) Bancorp and the Companies shall not, directly or indirectly, purchase or redeem any shares of its stock without the prior written approval of the Reserve Bank.

Compliance with Laws and Regulations

6. (a) In appointing any new director for Bancorp or senior executive officer for Bancorp and the Companies, or changing the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position, Bancorp and the Companies shall comply with the notice provisions of section 32 of the FDI Act (12 U.S.C. § 1831i) and Subpart H of Regulation Y of the Board of Governors (12 C.F.R. §§ 225.71 et seq.).

(b) Bancorp shall comply with the restrictions on indemnification and severance payments of section 18(k) of the FDI Act (12 U.S.C. § 1828(k)) and Part 359 of the FDIC’s regulations (12 C.F.R. Part 359).

Progress Reports

7. Within 30 days after the end of each calendar quarter following the date of this Agreement, Bancorp shall submit to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with the provisions of this Agreement and the results thereof, and a parent company only balance sheet, income statement, and, as applicable, report of changes in stockholders’ equity.

Communications

8. All communications regarding this Agreement shall be sent to:

(a)	Ms. Anita Awatramani

Senior Bank Examiner

Federal Reserve Bank of New York

33 Maiden Lane

New York, New York 10045

(b)	Mr. Michael Carrazza

Chairman

Patriot National Bancorp, Inc.

900 Bedford Street

Stamford, Connecticut 06901

(c)	Mr. Michael Carrazza

Manager

PNBK Sponsor LLC

PNBK Investment Partners LLC

PNBK Holdings LLC

1177 Summer Street, 4th Floor

Stamford, Connecticut 06901

Miscellaneous

9. The provisions of this Agreement shall be binding upon the Companies, Bancorp, and their respective institution-affiliated parties, in their capacities as such, and their successors and assigns.

10. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated, or suspended in writing by the Reserve Bank.

11. The provisions of this Agreement shall not bar, estop, or otherwise prevent the Board of Governors, the Reserve Bank, or any other federal or state agency from taking any other action affecting the Companies, Bancorp, the Bank, any nonbank subsidiary of Bancorp, or any of their respective current or former institution-affiliated parties and their successors and assigns.

12. This Agreement supersedes the Original Written Agreement.

13. Pursuant to section 50 of the FDI Act (12 U.S.C. § 1831aa), this Agreement is enforceable by the Board of Governors under section 8 of the FDI Act (12 U.S.C. § 1818).

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the 3rd day of August, 2012.

PNBK SPONSOR LLC		FEDERAL RESERVE BANK OF NEW YORK

By:	/s/ Michael Carrazza	By:	/s/ Meinrad Danzer
	Michael Carrazza Manager		Meinrad Danzer Examining Officer

PNBK INVESTMENT PARTNERS LLC

By:	/s/ Michael Carrazza
Michael Carrazza Manager of PNBK Sponsor LLC,
its Manager

PNBK HOLDINGS, LLC

By:	/s/ Michael Carrazza
Michael Carrazza Manager of PNBK Sponsor LLC,
its Manager

PATRIOT NATIONAL BANCORP, INC.

By:	/s/ Michael Carrazza
Michael Carrazza
Chairman